UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.Entry Into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by SmartStop Self Storage REIT, Inc. (the “Company”) on August 6, 2018, the Company entered into indemnification agreements with each of its directors and certain of its executive officers substantially the form attached thereto as Exhibit 10.1 (the “Prior Indemnification Agreement”). The description of the Prior Indemnification Agreement is incorporated herein by reference.

On September 17, 2019, as a result of the amendments to the Company’s charter, as described more fully below in Item 5.03, the Board of Directors of the Company (the “Board”) approved revisions to the Prior Indemnification Agreement (the “Revised Indemnification Agreement”). The revisions were made in order to remove certain limitations previously required by the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts (“NASAA REIT Guidelines”) and to conform the scope of the indemnification to be consistent with the Company’s revised charter, as follows: (i) changes were made to increase the scope of indemnification provided to the maximum amount permitted under the Maryland General Corporation Law (“MGCL”), and (ii) the NASAA REIT Guidelines limitation on certain advancement of expenses in a stockholder derivative suit was removed. The foregoing summary is qualified in its entirety by reference to the full text of the Revised Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

On and effective as of September 17, 2019, the Company executed a Revised Indemnification Agreement with each of its directors and executive officers, in substantially the form attached hereto as Exhibit 10.1.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

As discussed in Item 5.07, below, on September 16, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which the affirmative vote of holders of a majority of shares of the Company’s common stock entitled to vote at the Annual Meeting approved three separate proposals to amend and restate the Company’s charter. The foregoing proposals and a description of the proposed amendments are included in the Company’s Definitive Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on July 19, 2019, which is incorporated into this Item 5.03 disclosure by reference.

Proposal Nos. 2A through 2.C of the Proxy Statement related to the amendment and restatement of the Company’s charter (the “Second Amended and Restated Charter”). Specifically, Proposal No. 2A proposed the amendment and restatement of the Company’s charter to remove of certain limitations required by the North American Securities Administrators Association and make other conforming and ministerial changes, Proposal No. 2B proposed revisions in order to bring the Company’s charter more in line with those of publicly-listed companies, and Proposal No. 2C proposed revisions to enable the transfer of shares to prevent the possibility of a continuing violation of the ownership restrictions for REIT qualification.

As stated in the Proxy Statement, following stockholder approval of Proposal Nos. 2A through 2C, the Second Amended and Restated Charter would become effective once it was filed with, and accepted by, the State Department of Assessments and Taxation of the State of Maryland (“SDAT”). The Second Amended and Restated Charter was filed with the SDAT and became effective on September 17, 2019.

A copy of the Second Amended and Restated Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Amendments to Bylaws

On September 17, 2019, the Board approved the amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which became effective upon approval. The general intent of the Amended and Restated Bylaws is to conform the Company’s bylaws to the provisions of its charter that changed upon the filing of the Second Amended and Restated Charter with SDAT, including the removal of various provisions previously required by the NASAA REIT Guidelines. Additionally, the Amended and Restated Bylaws reflect recent updates and developments in public company governance. A copy of the complete text of the Amended and Restated Bylaws of the Company, effective September 17, 2019, is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. The following is a discussion of the material provisions adopted or amended in the Amended and Restated Bylaws.

Article II has been amended: (i) to remove the NASAA REIT Guidelines requirement that the annual meeting of stockholders be held not less than 30 days after delivery of the annual report to stockholders; (ii) to establish the procedures for stockholders to call a special meeting, including: (a) increasing the percentage of shares entitled to require a special meeting from 10% to a majority, (b) clarifying the necessary content of, and establishing the required procedures for, stockholder notices requesting a special meeting, (c) clarifying the procedures for fixing the record date for determining stockholders entitled to request, receive notice of, and vote at a special meeting, (d) clarifying the procedures for setting the time, date, and place of special meetings of stockholders, and (e) clarifying other procedural matters related to the handling of stockholder requests for a special meeting; (iii) with respect to provisions related to the provision of notice for stockholder meetings, including: (a) allowing the “householding” of notices as provided by the MGCL and the federal proxy rules and (b) clarifying that a minor irregularity in providing such notice will not affect the validity of the meeting held thereby; (iv) to provide for plurality voting of directors, rather than majority; (v) to establish the procedures for stockholders to make director nominations and other stockholder proposals for consideration at stockholder meetings, including: (a) expanding the stockholder qualifications required to make director nominations, (b) expanding the advance notice provisions for director nominations and other stockholder proposals to provide the Board sufficient time and information to adequately consider and respond to such nominations or proposals, and (c) providing additional procedures to govern the consideration of director nominations at a stockholder meeting; and (vi) to exempt the Company from the Maryland Control Share Acquisition Act.

Article III has been amended (i) to remove the NASAA REIT Guidelines requirement that certain transactions be approved by the independent directors of the Company; (ii) with respect to provisions related to removal of directors and filling of vacancies on the board of directors, including removal of (a) the provision allowing stockholders to remove any or all directors, with or without cause, by a majority vote and (b) the requirement that a vacancy in one of the Company’s independent director positions must be filled by affirmative vote of a majority of the Company’s independent directors; (iii) to remove unnecessary provisions concerning presumption of director assent to actions; (iv) to add a provision related to ratification of prior Company actions; and (v) to add a provision to provide for procedural flexibility in the event of an emergency.

Article IV has been amended (i) to provide that each committee shall be composed of a minimum of one director (rather than two directors) and (ii) to remove the NASAA REIT Guidelines requirement that all committees be comprised of a majority of independent directors.  Article V has been amended to include the office of “executive chairman” as an enumerated executive office and to make various other conforming revisions.  Article VI has been amended with respect to investment and deposit of Company funds, and Article XII has been amended to provide that waiver of notice as required by the Company’s charter or the bylaws may be made by electronic transmission.

Item 5.05.Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 16, 2019, the Board approved amendments to the Company’s Code of Ethics and Business Conduct (the “Code Amendments”), effective immediately. Among other ministerial changes, the Code Amendments revised the Company’s Code of Ethics and Business Conduct to reflect the fact that the Company is now a self-managed REIT with its own employees and that it has neither an external advisor nor an external property manager. Accordingly, references to the Company’s advisor, property manager, sponsor and dealer manager were removed throughout and conforming changes were made. In addition, references to the newly created role of Executive Chairman were added alongside references to Chief Executive Officer. The revised Code of Ethics and Business Conduct is available at www.strategicreit.com/site/sst2/page/information#gov.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On September 16, 2019, the Company held its Annual Meeting. Set forth below are the final voting results from the Annual Meeting.

Proposal 1 – Election of Directors

The following five individuals were elected to the Board to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Director	Votes For	Votes Withheld
H. Michael Schwartz	32,260,260	1,220,593
Paula Mathews	32,271,752	1,209,100
Timothy S. Morris	32,228,995	1,251,857
David J. Mueller	32,232,023	1,248,829
Harold “Skip” Perry	32,118,868	1,361,984

Proposal 2 – Charter Amendments

The Company solicited votes on three separate proposals to amend and restate its Articles of Amendment and Restatement, all of which were approved by the affirmative vote of holders of a majority of shares of the Company’s common stock entitled to vote at the Annual Meeting, as follows:

Proposal 2A – Amendments to Remove of Certain Limitations Required by the North American Securities Administrators Association and Make Other Conforming and Ministerial Changes

Votes For	Votes Against	Votes Abstained
30,469,240	926,144	2,085,469

Proposal 2B – Revisions In Order To Bring the Company’s Charter More In Line With Those of Publicly-Listed Companies

Votes For	Votes Against	Votes Abstained
31,265,229	507,852	1,707,771

Proposal 2C – Revisions to Enable the Transfer of Shares to Prevent the Possibility of a Continuing Violation of the Ownership Restrictions for REIT Qualification

Votes For	Votes Against	Votes Abstained
31,316,945	423,323	1,740,584

Proposal 3 – Ratification of the Appointment of BDO USA, LLP

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
31,766,464	302,414	1,411,975

Proposal 4 – Adjournment of the Annual Meeting

The proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals was approved by the following vote:

Votes For	Votes Against	Votes Abstained
31,521,942	495,661	1,463,249

*The vote numbers in the tables above are rounded to the nearest share.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

3.1Second Amended and Restated Charter

3.2Amended and Restated Bylaws

10.1Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: September 19, 2019	By:	/s/ James Barry
James Barry
Chief Financial Officer and Treasurer